UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)                     OCTOBER 26, 2005
NORTEL NETWORKS CORPORATION
(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	001-07260 (Commission File Number)	NOT APPLICABLE (IRS Employer Identification No.)

8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA (Address of principal executive offices)	L6T 5P6 (Zip Code)
Registrant’s telephone number, including area code                       905-863-0000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
On October 26, 2005, the registrant’s principal operating subsidiary Nortel Networks Limited (“NNL” and together with the registrant and its other subsidiaries, “Nortel”) entered into an Amended and Restated Master Facility Agreement dated October 24, 2005 (the “Amended Master Facility Agreement”) with Export Development Canada (“EDC”), an Amending Agreement dated as of October 24, 2005 (the “Amending Agreement”) with EDC and an Amended and Restated Master Indemnity Agreement dated October 24, 2005 (the “Amended Indemnity Agreement” and, together with the Amended Facility Agreement and the Amending Agreement, the “Amendments”) with EDC. The Amendments collectively amended and restated NNL’s existing support facility (the “Facility” and, as so amended and restated, the “Amended Facility”) with EDC. The Amendments maintain the Facility’s total size of up to US$750,000,000, which is comprised of US$300,000,000 of committed support for performance bonds and similar instruments and US$450,000,000 of uncommitted support for performance bonds and/or receivables sales and/or securitizations. The Amendments extended the Facility’s maturity date for an additional year to December 31, 2007. As of September 30, 2005, there was approximately US$181,000,000 of outstanding support utilized under the Amended Facility, of which approximately US$131,000,000 was outstanding as committed support and US$50,000,000 as uncommitted support.
NNL’s obligations under the Amended Facility are unsecured and are not guaranteed by any of its subsidiaries. Should NNL or its subsidiaries incur or guarantee certain indebtedness in the future above agreed thresholds, the Amended Facility requires NNL and any such subsidiaries to provide equal and ratable security and/or guarantees of NNL’s obligations under the Amended Facility at that time.
The Amended Facility does not materially restrict NNL’s ability to sell any of its assets (subject to certain maximum amounts), incur or guarantee indebtedness (subject to the requirements to equally and ratably secure NNL’s obligations under the Amended Facility discussed above) or purchase or pre-pay any of its currently outstanding debt. The Amended Facility requires NNL to make certain customary representations and warranties prior to any issuance of support under the uncommitted portion of the Amended Facility and on a monthly basis as long as any support is outstanding under the committed portion of the Amended Facility.
The Amended Facility provides that EDC may suspend its obligation to issue any additional support under the committed portion of the Amended Facility if events occur that would have a material adverse effect on NNL’s business, financial position or results of operation. In addition, EDC may suspend or terminate the Amended Facility if an event of default occurs and is continuing under the Amended Facility or if NNL’s senior long-term debt rating by Moody’s Investors Service (“Moody’s”) has been downgraded to less than B3 or if its senior long-term debt rating by Standard & Poor’s has been downgraded to less than B-.
Item 1.02.     Termination of a Material Definitive Agreement.
Prior to the Amendments, NNL’s obligations under the Facility and Nortel’s obligations under its outstanding public debt securities were (i) secured on an equal and ratable basis by a pledge of substantially all of NNL’s and its U.S. and Canadian subsidiaries’ assets and (ii) guaranteed by certain of NNL’s wholly owned subsidiaries organized in the United States, Canada, England, Ireland and Hong Kong. In connection with the Amendments, all guarantee and security agreements previously guaranteeing or securing the obligations of NNL, its subsidiaries and the registrant, under the Facility and Nortel’s public debt securities were terminated and the assets of Nortel pledged under the security agreements were released in full.
The guarantee and security agreements previously guaranteeing or securing the NNL’s obligations under the Facility and Nortel’s obligations under its outstanding public debt securities were originally entered into in connection with the $1,510,000,000 December 2001 364-day credit facilities (which expired on December 13, 2002). The guarantee and security agreements became effective April 4, 2002, following Moody’s downgrade of the NNL’s senior long-term debt rating to below investment grade, in respect of the then existing credit facilities. Consequently, on April 4, 2002 and in accordance with the negative pledge covenants in the indentures for all of Nortel’s outstanding public debt securities, all such public debt securities became, under the terms of the security agreements, secured equally and ratably with the obligations under Nortel’s then existing credit facilities. Nortel’s obligations under the Facility became guaranteed and secured under the guarantee and security agreements on February 14, 2003.

Item 9.01.     Financial Statements and Exhibits.
(c)     Exhibits
10.1	Amended and Restated Master Facility Agreement, dated October 24, 2005, between Nortel Networks Limited and Export Development Canada.
10.2	Amending Agreement to Master Facility Agreement, dated as of October 24, 2005, between Nortel Networks Limited and Export Development Canada.
10.3	Amended and Restated Master Indemnity Agreement, dated October 24, 2005, between Nortel Networks Limited and Export Development Canada.
99.1	Letter Re: Termination of Nortel Security Agreements, dated October 24, 2005, by Nortel Networks Limited, Nortel Networks Inc. and its Subsidiaries named therein, to JPMorgan Chase Bank, N.A. and Export Development Canada.
99.2	Termination Agreement in Respect of U.S. Guarantee and Security Agreement, dated as of October 24, 2005, among Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, N.A.
99.3	Termination Agreement in Respect of Canadian Guarantee and Security Agreement, dated as of October 24, 2005, among Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, N.A.
99.4	Termination in Respect of Foreign Guarantee Agreement, dated as of October 24, 2005, among JPMorgan Chase Bank, N.A. and Nortel Networks (Asia) Limited.
99.5	Termination in Respect of Foreign Guarantee Agreement, dated as of October 24, 2005, among JPMorgan Chase Bank, N.A. and Nortel Networks (Ireland) Limited.
99.6	Termination in Respect of Foreign Guarantee Agreement, dated as of October 24, 2005, among JPMorgan Chase Bank, N.A. and Nortel Networks U.K. Limited.
99.7	Full and Final Release and Discharge, dated October 24, 2005, made by JPMorgan Chase Bank, N.A., as Collateral Agent, to and in favour of Nortel Networks Limited, on behalf of itself and its Subsidiaries party to the Agreements (as defined therein).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS CORPORATION

By:	/s/ Gordon A. Davies
Gordon A. Davies
General Counsel — Corporate and Corporate Secretary

By:	/s/ Katharine B. Stevenson
Katharine B. Stevenson
Treasurer

Dated:  October 28, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Master Facility Agreement, dated October 24, 2005, between Nortel Networks Limited and Export Development Canada.
10.2	Amending Agreement to Master Facility Agreement, dated as of October 24, 2005, between Nortel Networks Limited and Export Development Canada.
10.3	Amended and Restated Master Indemnity Agreement, dated October 24, 2005, between Nortel Networks Limited and Export Development Canada.
99.1	Letter Re: Termination of Nortel Security Agreements, dated October 24, 2005, by Nortel Networks Limited, Nortel Networks Inc. and its Subsidiaries named therein, to JPMorgan Chase Bank, N.A. and Export Development Canada.
99.2	Termination Agreement in Respect of U.S. Guarantee and Security Agreement, dated as of October 24, 2005, among Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, N.A.
99.3	Termination Agreement in Respect of Canadian Guarantee and Security Agreement, dated as of October 24, 2005, among Nortel Networks Limited, Nortel Networks Inc., the Subsidiaries party thereto and JPMorgan Chase Bank, N.A.
99.4	Termination in Respect of Foreign Guarantee Agreement, dated as of October 24, 2005, among JPMorgan Chase Bank, N.A. and Nortel Networks (Asia) Limited.
99.5	Termination in Respect of Foreign Guarantee Agreement, dated as of October 24, 2005, among JPMorgan Chase Bank, N.A. and Nortel Networks (Ireland) Limited.
99.6	Termination in Respect of Foreign Guarantee Agreement, dated as of October 24, 2005, among JPMorgan Chase Bank, N.A. and Nortel Networks U.K. Limited.
99.7	Full and Final Release and Discharge, dated October 24, 2005, made by JPMorgan Chase Bank, N.A., as Collateral Agent, to and in favour of Nortel Networks Limited, on behalf of itself and its Subsidiaries party to the Agreements (as defined therein).